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                                                                 Exhibit 10.5

The convertible note represented hereby is not transferable. The common shares issuable upon conversion of the convertible note are not transferable in the Province of Alberta prior to January 8, 1998 except pursuant to a prospectus exemption pursuant to applicable securities legislation or an order of the applicable securities commission. The securities represented hereby may be subject to additional restrictions or resale and in Canadian jurisdictions other than Alberta, the securities represented hereby may be subject to hold periods of indefinite duration. Investors must consult their own legal advisers prior to resale.

This convertible note and the common shares to be issued upon the conversion thereof have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state or jurisdiction of the United States. The securities represented hereby have not been qualified pursuant to a prospectus in any Canadian jurisdiction. The convertible note may not be exercised by or on behalf of a person in the United States or by a U.S. Person unless registered under the 1933 Act and the applicable securities laws of any state or an exemption from such registration is available. "United States" and "U.S. Person" are as defined by Regulation S under the 1933 Act.

                            TOMAHAWK CORPORATION
          (Incorporated under the laws of the Province of Alberta)

                   U.S. $250,000 AMENDED CONVERTIBLE NOTE
                             DUE JANUARY 8, 2001

TOMAHAWK CORPORATION, (the "Corporation"), for value received hereby promises to pay to NORMAN SIEGEL, 1836 N. SEDGWICK, CHICAGO, ILLINOIS, USA, 60614 (the "Holder") or to his heir, successor or assign who becomes the registered Holder hereof, on (or, at the option of the Corporation, before) January 8, 2001, on presentation and surrender of this Note at the head office of the Corporation at 9591 Waples Street, San Diego, California, USA (or such other office as the Corporation shall subsequently advise the Holder of in writing), the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS in lawful money of the United States of America (U.S. $250,000).

PAYMENT OF INTEREST

The Corporation hereby promises to pay to the Holder, interest on the principal ("Principal") being, U.S. $250,000 or such lesser amount of principal balance hereof which shall from time to time be outstanding and unpaid pursuant to this Note after giving effect to one or more partial repayments, redemptions or conversions as permitted and contemplated herein. Interest shall be calculated at the rate of 1% above the index rate as established and announced from time to time by the Bank of America, Chicago, Illinois, (which rate may not be the lowest rate of interest charged by Bank of America to its customers) such interest to be calculated from December 31, 1996 to January 8, 2001. Changes in the index rate shall take effect on the date set forth in each such announcement by the Bank of America of such change. Interest shall be payable and required to be paid monthly on the first day of each and every month and shall be calculated on the basis of the actual number of days elapsed over a year of 360 days but shall not exceed the maximum rate of interest allowable under applicable law for loans of this type. Principal due hereunder shall bear interest after maturity, whether pursuant to acceleration, expiration of the term of this Note or otherwise at 3% per annum over the prematurity rate.

As interest on this Note becomes due, the Corporation (except in case of payment at maturity or on conversion at which time payment of interest will be made upon surrender of this Note) shall forward or cause to be forwarded by ordinary post to the office of the Holder at 1836 N. Sedgwick, Chicago, Illinois, USA, 60614 (or such other office as the Holder shall advise the Corporation in writing), a cheque or bank draft drawn on the Corporation's bankers for such interest, less any tax required by law to be paid.

Notwithstanding anything herein to the contrary, the Holder shall never be entitled to charge, take or receive as interest any amount in excess of the maximum rate of interest permitted by law. If the Holder shall receive documents in excess of such maximum permitted rate, such excess shall be applied to unpaid principal hereunder, or if no principal remains unpaid, refunded to the Corporation.

Unless otherwise agreed to by the parties and consented to by any applicable securities regulatory bodies, including The Alberta Stock Exchange, all interest on principal, interest on unpaid interest or any other interest or other payments due or payable pursuant to this Note, other than payment of the Principal shall be payable in cash money and shall not be payable in Common Shares of the Corporation.

CONVERSION OF NOTE

Subject to the section entitled "Adjustments" herein, this Note is convertible, at the option of the Holder, in whole or in part, in one or more parts, at any time and from time to time on or before JANUARY 8, 2001, in such amounts as the Holder may elect, into fully paid and non-assessable common shares ("Common Shares") in the capital of the Corporation as presently constituted (without adjustment for dividends on shares issuable upon conversion) at a conversion rate of U.S. $0.1695 PER SHARE (being Cdn. $0.23 per share as at the date August 26, 1996, being the date such price was fixed with The Alberta Stock Exchange, based on a U.S./Cdn. dollar exchange rate of 1.3566) up to an aggregate maximum of 1,474,565 Common Shares.

In order to exercise the conversion privilege, the Holder shall surrender this Note to the Corporation at its head office, accompanied by written notice (which shall be irrevocable) signed by the Holder stating that he elects to convert all or a portion of this Note into common shares, and such notice shall clearly state the number of Common Shares to be subscribed for. Such notice shall also state the name or names in which the certificates form Common Shares shall be issuable upon such conversion and shall include the addresses of such person(s) so named.

If any of the Common Shares into which this Note is to be converted are to be issued to a person or persons other than the Holder of this Note, such notice shall be accompanied by payment to the Corporation of any transfer or other tax which may be payable by reason thereof. The surrender of this Note accompanied by such written notice shall be deemed to constitute a contract between the Holder and the Corporation whereby:

          (i) the Holder subscribes for the number of Common Shares which he shall be entitled to receive on such conversion;

          (ii) the Holder releases the Corporation from any and all liability thereon or the portion thereof which is converted, as the case may be, and agrees to execute such discharge and/or such other documents as the Corporation may reasonably request or require;

          (iii) the Corporation agrees that the surrender of this Note for conversion constitutes full payment of the subscription price for the Common Shares issuable upon such conversion; and

          (iv) the Corporation agrees upon each conversion in whole or in part of the Note to forthwith issue and cause to be delivered both a new note representing the balance of the indebtedness not converted and certificates representing that number of fully paid and non-assessable Common Shares as have been converted and subscribed.

ENFORCEABILITY

The whole of the Principal herein referred to shall become forthwith due and payable, upon the happening of any one or more of the following events:

     (i) if the Corporation makes default in payment of the Principal of this Note when the same becomes due;

     (ii) if the Corporation makes default in payment in money of any interest due on any interest payment date and such failure shall have continued for a period of 90 days after the default of such payment;

     (iii) if the Corporation makes a declaration of bankruptcy, a receiver or receiver-manager is appointed, or if any steps are taken for the winding up or liquidation of the Corporation or if the Corporation makes a general assignment for the benefit of its creditors;

     (iv) if the Corporation neglects to observe or perform any covenant or condition of this Note and the Corporation fails to remedy such neglect within 90 days after receipt of a written notice from the Holder requiring the Corporation to remedy such neglect; or

     (v) in the event of default under the Security Agreement referred to under the heading "Other Agreements and Security" herein.

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REPAYMENT AND REDEMPTION

The Corporation may, without penalty or premium, at any time and from time to time on or before January 8, 2001, repay the total or any part of the Principal upon payment of accrued interest to the date of such repayment. The Corporation agrees upon each redemption in whole or in part of the Note to forthwith issue and cause to be delivered a new Note representing the balance of the indebtedness not repaid. If this Note is actually redeemed in full by the Corporation it shall be cancelled and shall not be reissued.

TRANSFERABILITY

This Note is non-transferable. The transfer of any Common Shares resulting from the conversion of this Note shall be subject to and restricted by the provisions of applicable securities legislation. THE COMMON SHARES ISSUABLE UPON CONVERSION OF THE NOTE ARE NOT TRANSFERABLE IN THE PROVINCE OF ALBERTA UNTIL JANUARY 8, 1998 AND IN OTHER CANADIAN JURISDICTIONS MAY BE SUBJECT TO AN INDEFINITE HOLD PERIOD. THE CERTIFICATES REPRESENTING THE SECURITIES REFERRED TO HEREIN WILL BE LEGENDED WITH APPLICABLE HOLD PERIODS. HOLDERS ARE ADVISED TO CONSULT THEIR OWN LEGAL COUNSEL IN THIS REGARD.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE CORPORATION, PURSUANT TO ANOTHER APPLICABLE EXEMPTION UNDER THE U.S. SECURITIES ACT OR THE REGULATIONS OR POLICIES PROMULGATED THERETO AND ANY APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. DELIVERY OF WHICH WILL CONSTITUTE GOOD DELIVERY, MAY BE OBTAINED
FROM THE REGISTRAR AND TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE REGISTRAR AND TRANSFER AGENT AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT. THE HOLDER BY PURCHASING SUCH SECURITIES AGREES FOR THE BENEFIT OF THE CORPORATION THAT THE CORPORATION HAS NO MADE NO REPRESENTATION AS TO THE AVAILABILITY OF AN APPLICABLE EXEMPTION.

OTHER AGREEMENTS AND SECURITY

Each of the parties indicated on the last page hereof, acknowledge and agree that this Convertible Note is intended to and does revoke, replace and supersede the Secured Promissory Note dated November 19, 1996 between TomaHawk II, Inc., the Corporation's wholly owned subsidiary and the Holder. Notwithstanding the foregoing, and in limitation thereof, the parties acknowledge and agree that that certain Security Agreement dated November 19, 1996 between TomaHawk II, Inc. and the Holder hereof shall continue in full force and effect and the terms and conditions of which are incorporated by reference herein and the amounts owing hereunder continue to be secured as set forth in such Security Agreement. Without limiting the generality of the foregoing and for greater certainty, any choice of laws or conflict of laws provisions in said Security Agreement shall continue to govern the interpretation and enforcement of such Security Agreement.

NO RIGHTS OF SHAREHOLDER UNTIL CONVERSION

The Holder shall have no rights whatsoever as a shareholder (including any right to receive dividends or other distribution to shareholders or to vote or attend at a general or other meeting of the shareholders of the Corporation), other than in respect of Common Shares which the Holder shall have exercised his right to convert hereunder and which the Holder shall have actually converted pursuant to the terms hereof and paid for or in respect of such other securities of the Corporation which the Holder may own. Holders shall be bound by any resolution passed at a meeting of the shareholders of the Corporation held in accordance with the provisions of the BUSINESS CORPORATIONS ACT (Alberta).


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NO FRACTIONAL COMMON SHARES

No fractional Common Shares will be issued upon conversion of the Note, nor shall any compensation be made for such fractional Common Shares, if any. To the extent that the Holder would otherwise be entitled to purchase a fraction of a Common Share, such right may be exercised in combination with other rights which, in the aggregate, entitles the Holder hereof to purchase a whole number of Common Shares. Any fractional Common Shares shall be rounded downwards to the next whole number.

ADJUSTMENT

If prior to January 8, 2001 or conversion or repayment or redemption in full of the Note evidenced herein, the Corporation shall at any time arrange or merge into another corporation, or if there is a subdivision, consolidation or other reclassification of the shares of the Corporation, the Holder will thereafter receive, upon the conversion of the Note evidenced herein, the securities or properties to which a holder of the number of shares then deliverable upon the exercise of the Note would have otherwise been entitled to receive immediately prior to such arrangement, merger, subdivision, consolidation or other reclassification. The Corporation shall take steps as may be necessary to assure that the provisions hereof shall thereafter be applicable, in relation to any securities or property thereafter deliverable upon the conversion of the Note evidenced herein. A sale of all or substantially all of the assets of the Corporation for consideration (apart from the assumption of obligations), constituting securities shall be deemed to be an arrangement or merger for the foregoing purposes.

MISCELLANEOUS

If this Note or any replacement or additional Note certificate is lost, mutilated, destroyed or stolen, the Corporation may, on such reasonable terms as to cost and indemnity or otherwise as they may impose, respectively issue a replacement Note certificate similar as to denomination, tenor and date as the Note certificate so lost, mutilated, destroyed or stolen.

THE NOTE AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THE NOTE ARE NOT QUALIFIED FOR SALE OR REGISTERED UNDER THE LAWS OF ANY PROVINCE, TERRITORY, STATE OR PURSUANT TO THE LAWS OF THE UNITED STATES. COMPLIANCE WITH THE APPLICABLE SECURITIES LEGISLATION IS THE RESPONSIBILITY OF THE HOLDER AND THE HOLDER OF COMMON SHARES.

The Note represented hereby shall be governed by the laws in force in the Province of Alberta. If any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

TIME SHALL BE OF THE ESSENCE.

No delay on the part of the Holder hereof in the exercise of any right or remedy shall operate as a waiver thereof; no single or partial exercise by the Holder of any right or remedy shall preclude any other future exercise thereof of the exercise of any other right or remedy; no waiver or indulgence by the Holder of any default shall be effective unless in writing and signed by the Holder hereof and no waiver or one occasion shall be construed as or be a bar to or a waiver of the enforcement of such right or the exercise of a remedy on a future occasion.

The Corporation and TomaHawk II, Inc. hereby consent to any extension or postponement of the time for payment hereunder and the release of any security interest securing this Note; or the addition of any party hereto; or the release or discharge of, or suspension of any rights or remedies against the Corporation or TomaHawk II, Inc., or any person who may be liable for the payment of the indebtedness evidenced hereby.

IN WITNESS WHEREOF the Corporation has authorized its duly authorized officer to execute and deliver this certificate effective the ___ day of ________, 1999.

                                          TOMAHAWK CORPORATION

                                          By: /s/ S. M. Caira
                                              ---------------------------------
                                              Steven M. Caira, President, CEO
                                              and director

Acknowledged and agreed to this __day     Acknowledged and agreed to by NORMAN
of _______, 1999 by TOMAHAWK              SIEGEL this 25 day of February, 1999.
II, INC. in the presence of:                          --        --------


/s/ S. M. Caira                           /s/ Norman Siegel
------------------------------------      -------------------------------------
Steven M. Caira, President and director   [signature of Norman Siegel]
as evidenced by affixing of the
corporate seal of TomaHawk II, Inc.

                                          -------------------------------------
                                          [witness to signature of Mr. Siegel]


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c/s




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